Exhibit 99.1

NI Holdings, Inc. Annual Meeting of Shareholders | May 21, 2019

SAFE HARBOR STATEMENT This presentation contains “forward - looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward - looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals, and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this discussion, the words “may,” believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “potential,” “could,” “will,” “future,” and the negative of these or similar terms and phrases are intended to identify forward - looking statements. Forward - looking statements involve known and unknown risks, uncertainties, inherent risks, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements. Forward - looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the occurrence of severe weather conditions and other catastrophes, the cyclical nature of the insurance industry, future actions by regulators, our ability to obtain reinsurance coverage at reasonable rates and the effects of competition. These and other risks and uncertainties associated with our business are described under the heading “Risk Factors” in our most recently filed Annual Report on Form 10 - K, which should be read in conjunction with this presentation. The company and subsidiaries operate in a dynamic business environment, and therefore the risks identified are not meant to be exhaustive. Risk factors change and new risks emerge frequently. Except as required by law, we assume no obligation to update these forward - looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward - looking statements, even if new information becomes available in the future. 2

Non-GAAP Financial Measures

NI Holdings evaluates its insurance operations in the way it believes will be most meaningful and representative of its business results. Some of these measurements are "non-GAAP financial measures" under Securities and Exchange Commission rules and regulations. GAAP is the acronym for "accounting principles generally accepted in the United States of America". The non-GAAP financial measures that NI Holdings presents may not be compatible to similarly-named measures reported by other companies. The non-GAAP financial measures described in this presentation are used widely in the property and casualty insurance industry, and are the loss and LAE ratio, expense ratio, combined ratio, written premiums, and ratio of net written premiums to statutory surplus.

Loss and LAE ratio

The loss and LAE ratio is the ratio (expressed as a percentage) of losses and LAE incurred to premiums earned. NI Holdings measures the loss and LAE ratio on an accident year and calendar year loss basis to measure underwriting profitability. An accident year loss ratio measures losses and LAE for insured events occurring in a particular year, regardless of when they are reported, as a percentage of premiums earned during that year. A calendar year loss ratio measures losses and LAE for insured events occurring during a particular year and the change in loss reserves from prior policy years as a percentage of premiums earned during that year.

Expense ratio

The expense ratio is the ratio (expressed as a percentage) of amortization of deferred policy acquisition costs and other underwriting and general expenses (attributable to insurance operations) to premiums earned, and measures our operational efficiency in producing, underwriting, and administering the Company's insurance business.

Combined ratio

The Company's combined ratio is the ratio (expressed as a percentage) of the sum of losses and LAE incurred and expenses to premiums earned, and measures its overall underwriting profit. Generally, if the combined ratio is below 100%, NI Holdings is making an underwriting profit. If the combined ratio is above 100%, it is not profitable without investment income and may not be profitable if investment income is insufficient.

Written premiums

Written premiums represent a measure of business volume most relevant on an annual basis for the Company's business model. This measure includes the amount of premium purchased by policyholders as of the policy's effective date, whereas premiums earned as presented in the statement of operations matches the amount of premium to the period of risk for those insurance policies. The Company's insurance policies are sold with a variety of effective periods, including annual, semi-annual, and monthly.

Net written premiums to statutory surplus ratio

The net written premiums to statutory surplus ratio represents the ratio of net premiums written to statutory surplus. This ratio is designed to measure the ability of the Company to absorb above-average losses and the Company's financial strength. In general, a low premium to surplus ratio is considered a sign of financial strength because the Company is theoretically using its capacity to write more policies. Statutory surplus is determined using accounting principles prescribed or permitted by the insurance subsidiaries' state of domicile and differs from GAAP equity.

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NI Holdings, Inc. : At a Glance

Exchange / Ticker	NASDAQ: NODK
Share Price (at 5/15/2019):	$17.92
Shares Outstanding:	22,209,295
Market Capitalization:	$397,991,000
GAAP Equity at 3/31/2019:	$293,455,000
Book Value Per Share:	$13.21



NI Holdings, Inc.
Nodak Insurance Company
ND Domicile
A.M. Best: A (Excellent)
Direct Auto Insurance Company
IL Domicile
A.M. Best: Not Rated
American West Insurance Company
ND Domicile
A.M. Best: A- (Excellent)
Battle Creek Mutual Insurance Company
NE Domicile
A.M. Best: A (Excellent)
Primero Insurance Company
NV Domicile
A.M. Best: Not Rated

History of Organization

Apr. 1946 — *Nodak Mutual Insurance Company* was incorporated under the laws of North Dakota as a property and casualty insurer.

Apr. 2001 — *American West Insurance Company*, a multi-state licensed property casualty insurance company, was acquired through a stock purchase agreement.

Dec. 2010 — Entered into an Affiliation Agreement with *Battle Creek Mutual Insurance Company*, a domestic property casualty insurer under the laws of Nebraska.

Sept. 2014 — *Primero Insurance Company*, a Nevada non-standard auto insurance company, was acquired through a stock purchase agreement.

Mar. 2017 — Demutualization of Nodak Mutual Insurance Company.

Mar. 13, 2017 — 100% of Nodak Insurance Company stock transferred to NI Holdings, Inc.

Aug. 2018 — *Direct Auto Insurance Company*, an Illinois non-standard auto Insurance company, was acquired through a stock purchase agreement.

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Organization Structure: Experienced Management Team ▪ The majority of the current senior management team has been working together for the past thirteen years. ▪ Collectively, the senior management team represents over 100 years of industry experience. ▪ Throughout their careers, members of this team have managed through both soft and hard markets and expansion through M&A. ▪ This team, with Board support, is dedicated to appropriate pricing and achieving positive margins across all lines of business. Title Industry Experience Jim Alexander, President & CEO 29 years Brian Doom, EVP , Secretary/Treasurer & CFO 42 years Pat Duncan, VP Operations 30 years Tim Milius, VP Finance 32 years Brad Larson, VP Sales 27 years Joe Welsch, VP Marketing & Public Relations 25 years 5

NI Holdings, Inc. Insurance Operations Coverage Area 6

NI Holdings, Inc. Insurance Operations 2018 Direct Premiums Written by State 7

NI Holdings, Inc. Insurance Operations Business Mix All Other 3.4% Non - Standard Auto* 22.6% Crop 18.6% Private Passenger Auto 26.2% Home and Farm 29.2% Direct Written Premium Year Ended Dec 31, 2018 All Other 4.1% Non - Standard Auto 5.5% Crop 25.1% Private Passenger Auto 31.1% Home and Farm 34.1% Direct Written Premium Year Ended Dec 31, 2017 8 *Includes Direct Auto for entire year

NI Holdings, Inc. Insurance Operations Overview $33.4 $10.9 $15.4 $135.6 $44.5 $37.8 $13.4 $20.2 $139.8 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 Direct Auto* Battle Creek Primero American West Nodak Millions Direct Written Premium by Company Year Ended December 31 2018 2017 9 * Entire year

NI Holdings, Inc. Insurance Operations Overview $8.0 $10.8 $49.0 $60.7 $66.0 $8.7 $57.8 $47.5 $67.0 $74.5 $- $20.0 $40.0 $60.0 $80.0 All Others Non-Standard Auto* Crop Private Passenger Auto Home and Farm Millions Direct Written Premium By Lines of Business Year Ended December 31 2018 2017 * Includes Direct Auto for entire year $0.0 $2.1 $3.2 $16.5 $17.5 $0.0 $2.2 $16.3 $18.0 $19.1 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 Crop All Others Non-Standard Auto Private Passenger Auto Home and Farm Millions Direct Written Premium By Lines of Business Three Months Ended March 31 2019 2018 10 March 2018 Total DWP = $39.3M March 2019 Total DWP = $55.6M 2017 Total DWP: $195.2M 2018 Total DWP: $255.6M

NI Holdings, Inc. Financial Ratios 68.4% 24.8% 93.1% 60.8% 27.4% 88.3% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% Loss and LAE Ratio Expense Ratio Combined Ratio Year Ended December 31 2017 2018 52.2% 32.9% 85.1% 51.9% 33.1% 85.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% Loss and LAE Ratio Expense Ratio Combined Ratio Three Months Ended March 31 2018 2019 11

Property/Casualty Insurance Companies and the Need for Surplus (Policyholder Protection Fund) ▪ Policyholder Surplus : Difference between an insurance company’s assets and liabilities. ▪ Premium to Surplus Ratio : Used to measure the capacity of an insurance company to write new policies. ▪ Regulators pay attention to net premiums written to policyholder surplus because it is an indication of potential solvency issues, especially if the ratio is too high. ▪ Factors to consider: ▪ Multiline vs. M onoline company. ▪ Short tail lines (property policies) vs. long tail lines (workers comp ). ▪ Reinsurance and potential for catastrophic events (hurricanes, wildfires). 12

NI Holdings, Inc. Premium to Surplus Ratio 155,719 18,091 13,387 0 44,497 231,694 152,218 13,889 9,767 6,052 19,146 201,072 1.02 1.30 1.37 0.0 2.32 1.15 0 0.5 1 1.5 2 2.5 0 50,000 100,000 150,000 200,000 250,000 Nodak Insurance American West Primero Battle Creek Mutual Direct Auto Insurance Operations Net Written Premiums Statutory Surplus Premium to Surplus Ratio 13 Premium to Surplus Ratio Benchmarks P&C Ind (2018): 0.82 Personal Lines Ind (2017): 0.94 0.94 0.82

NI Holdings, Inc. Equity Allocation as of December 31, 2018 Insurance Subsidiaries (Statutory) $201,072 Stat to GAAP Adjustments $10,675 Holding Company $64,006 14

Award - Winning Workplace ▪ Nodak Insurance Company and Battle Creek Mutual Insurance Company are rated A (Excellent) by A.M. Best. American West Insurance Company carries an A - (Excellent) rating. Primero Insurance Company and Direct Auto Insurance Company are not rated. ▪ Nodak Insurance Company is recognized as one of Ward’s 50 Top Performing Property/Casualty Insurance Companies for six consecutive years and seven in the last eight years as of July 2018. ▪ Nodak Insurance Company is recognized by United Way of Cass - Clay as one of the top 50 most generous workplaces since 2017. 15